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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 26, 2004


                              PETMED EXPRESS, INC.
             (Exact name of registrant as specified in its charter)


                        Commission file number 000-28827



                             FLORIDA                            65-0680967
                   (State or other jurisdiction                (IRS Employer
                of incorporation or organization)           Identification No.)


          1441 S.W. 29th Avenue, Pompano Beach, Florida               33069
             (Address of principal executive offices)              (Zip Code)




       Registrant's telephone number, including area code: (954) 979-5995




                                 Not Applicable
          (Former name or former address, if changed since last report)




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Item 7.     Financial Statements and Exhibits

(c)      Exhibits

Exhibit No.                       Description

99.1 Transcript from the PetMed Express, Inc. year end conference call on July 26, 2004.

Item 9.      Regulation FD Disclosure.

         On July 26, 2004, PetMed Express, Inc. discussed its financial results for the quarter ended June 30, 2004. A copy of the conference call transcript is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information furnished in this Item 9, intended to be furnished under Item 12, is instead furnished under Item 9 in accordance with SEC Release 33-8216. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") nor shall such information be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 12.      Results of Operations and Financial Condition.

         See Item 9.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PETMED EXPRESS, INC.
(The "Registrant")

Date: July 28, 2004

By:       /s/  Menderes Akdag
          --------------------
          Menderes Akdag

          Chief Executive Officer
          (principal executive officer)

By:      /s/  Bruce S. Rosenbloom
         ------------------------
         Bruce S. Rosenbloom

         Chief Financial Officer
         (principal financial and accounting officer)



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                                  EXHIBIT INDEX

Exhibit No.                                 Description


99.1 Transcript from the PetMed Express, Inc. quarter end conference call on July 26, 2004.